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                                                                  EXHIBIT (j)(2)




                        CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the reference to us under the heading "Financial Highlights" in this Registration Statement on Form N-1A for Van Kampen Emerging Growth Fund.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
December 19, 2002